                                                CONFIDENTIAL TREATMENT REQUESTED

                                                                   EXHIBIT 10.69


                                             DuPont Nutrition & Health
                                             Walker's Mill, Barley Mill Plaza
                                             P.O. Box 80038
                                             Wilmington, DE 19880-0038

[DuPont Logo]
DuPont Nutrution & Health


January 28, 1999



WebMD, Inc.
400 The Lenox Building
3399 Peachtree Road, NE
Atlanta, GA  30326

Attn:  Mr. Jeff Norman

Dear Sirs:

WEBMD SUBSCRIPTIONS AGREEMENT
-----------------------------

Further to our recent discussions we set out below the terms upon which we have agreed that E. I. du Pont de Nemours and Company ("DuPont") shall purchase subscriptions to WebMD's internet service.

1. DuPont will purchase *** annual subscriptions to WebMD's Basic Service, as defined in WebMD's Terms of Service, ("the Subscriptions") commencing 1st March, 1999;

2. The consideration for the purchase of the Subscriptions shall be the sum of $***, payable as set out in paragraph 4 below;

3. DuPont shall be responsible for selecting the physicians who shall receive the Subscriptions and shall notify WebMD accordingly in writing;

4. The fees for the Subscriptions referred to in paragraph 1 above shall be payable in monthly installments at the end of each calendar month of service. WebMD shall address all invoices to: E. I. du Pont de Nemours and Company, Beaumont Accounts Payable, PO Box 4908, Beaumont, Texas 77704. Invoices shall refer to the DuPont Purchase Order number (which shall be notified to WebMD in writing before commencement of the Subscriptions) and shall be payable on a net 30 day basis;

________________
*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.
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5.   In the event that WebMD discontinues its service, no further subscription fees shall be payable by DuPont hereunder;

6. The existing Confidentiality Agreement between DuPont and WebMD shall apply to the terms of this letter agreement;

7. This letter agreement shall be governed by the substantive law of the state of Delaware, without reference to its conflicts of law rules or principles.

Please sign and return the enclosed copy of this letter indicating your acceptance of its terms.

Sincerely,

/s/ Thomas C. Humphrey

Thomas C. Humphrey
Vice President and General Manager
DuPont Nutrition and Health


The above terms are agreed for and on behalf of WebMD, Inc.


/s/ W. Michael Heekin
------------------------------------
Name:  W. Michael Heekin

Date:  1/28/99

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